UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 1, 2015
______________________
GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)
Commission File Number:
Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500 Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations.

Item 1.01.  Entry into a Material Definitive Agreement.

The disclosures made in Item 2.03 of this Form 8-K are hereby incorporated by reference for the purposes of this Item 1.01.

Section 2.  Financial Information.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On April 1, 2015, Greenhill & Co., Inc. (“Greenhill”) completed its previously-announced acquisition of Cogent Partners, LP (“Cogent”), a global financial advisor to pension funds, endowments and other institutional investors on the secondary market for alternative assets.  Pursuant to the Unit Purchase Agreement (as amended, the “Unit Purchase Agreement”) with Cogent, its affiliates (the “Cogent Affiliates”) and equity holders (the “Sellers”), Greenhill acquired 100% ownership of Cogent and the Cogent Affiliates (the “Acquisition”) in exchange for a combination of approximately $44.0 million in cash and 779,460 shares of Greenhill common stock paid at the closing of the Acquisition (with the stock portion being received only by those former Cogent equity holders who were employed by Cogent and its affiliates at closing (such persons, the “Employee Sellers”)), with an additional approximately $18.9 million in cash plus 334,054 shares of Greenhill common stock payable in the future if certain agreed revenue targets are achieved (with the stock portion to be received only by the Employee Sellers).  A portion of the cash and stock issued by Greenhill at closing was placed into escrow to cover potential post-closing obligations of the Sellers.  The cash component of the consideration paid at closing was funded by new bank borrowings pursuant to the Loan Agreement (as defined below).  Consistent with its normal personnel recruiting policies, and in order to provide long term incentives for retention and continued strong performance, Greenhill also granted restricted stock units and other deferred compensation, which will vest over time, to the Employee Sellers.  On April 1, 2015, Greenhill issued a press release announcing the completion of the Acquisition, which is attached as Exhibit 99.1 to this report and incorporated herein by reference.  The description of the Acquisition provided herein does not purport to be complete and is qualified in its entirety by the Unit Purchase Agreement and Amendment No. 1 to Unit Purchase Agreement, which are filed as Exhibits 2.1 and 2.2, respectively, to this report and are incorporated herein by reference.  For more information, see the information set forth under Item 2.03 below, which is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet  Arrangement of a Registrant.

Loan Agreement (Term Loan) and Security Agreements.  In connection with the Acquisition, on April 1, 2015, Greenhill entered into a Loan Agreement (Term Loan) (the “Loan Agreement”) with First Republic Bank (“First Republic”) comprising two term loan facilities (the “Term Loan Facilities”), each in an original principal amount of $22,500,000, and together in the aggregate $45,000,000.  One Term Loan Facility matures on April 30, 2016 (the “12 Month Facility”) and the other Term Loan Facility matures on April 30, 2018 (the “36 Month Facility”).  The Loan Agreement includes customary representations and warranties, covenants and events of default, including certain financial covenants.

The interest rate applicable to the 12 Month Facility is equal to a prime rate plus three-quarters of one percent (0.75%) per annum.  The interest rate generally applicable to the 36 Month Facility is equal to a prime rate plus one and one-quarter percent (1.25%) per annum.  The interest rate applicable to either Term Loan Facility shall never be less than four percent (4.00%) per annum.

The obligations of Greenhill under the Loan Agreement are secured by rights to distributions in respect of certain limited liability company membership interests owned by Greenhill, pursuant to a Security Agreement between Greenhill and First Republic (the “Security Agreement”), and in respect of certain partnership interests owned by one of Greenhill’s direct, wholly owned subsidiaries, Greenhill Capital Partners, LLC (“Greenhill Capital Partners”), pursuant to a Third Party Security Agreement between Greenhill Capital Partners and First Republic.

The description of the Loan Agreement and the Security Agreement does not purport to be complete and is qualified in its entirety by the Loan Agreement, which is filed as Exhibit 10.1 to this report, and the Security Agreement, which is filed as Exhibit 10.2 to this report, and are incorporated herein by reference.

Renewal and Modification Agreement.  On April 1, 2015, Greenhill entered into a Renewal and Modification Agreement (the “Modification Agreement”) with First Republic, extending the maturity date of its revolving loan facility to April 30, 2016 and increasing the facility size from $45,000,000 to $50,000,000.  Interest on the borrowings continues to be based on the higher of 3.25% and prime rate.  The description of the Modification Agreement does not purport to be complete and is qualified in its entirety by the Modification Agreement, which is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)
Financial statements of business acquired.  The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date by which this report is required to be filed.

(b)
Pro forma financial information.  The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date by which this report is required to be filed.

(d)	Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

2.1
Unit Purchase Agreement dated as of February 9, 2015 by and among Cogent Partners, LP, CP Cogent Securities LP, Cogent Partners Europe LLP, Greenhill & Co., Inc., and the Sellers and Seller Representative Named Herein1

2.2
Amendment No. 1 to Unit Purchase Agreement dated as of March 31, 2015 by and among Cogent Partners, LP, CP Cogent Securities LP, Cogent Partners Europe LLP, Greenhill & Co., Inc. and the Seller Representative as defined in the Unit Purchase Agreement

10.1	Loan Agreement (Term Loan) dated as of April 1, 2015 by and between Greenhill & Co., Inc. and First Republic Bank
10.2	Security Agreement (LLC Distributions) dated as of April 1, 2015 by and between Greenhill & Co., Inc. and First Republic Bank
10.3	Renewal and Modification Agreement dated as of April 1, 2015 by and between Greenhill & Co., Inc. and First Republic Bank
99.1	Press Release of Greenhill & Co., Inc. dated April 1, 2015

_____________________________
1 Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Greenhill agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: April 7, 2015	By:	/s/ Patricia Moran
Name: Patricia Moran
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1
Unit Purchase Agreement dated as of February 9, 2015 by and among Cogent Partners, LP, CP Cogent Securities LP, Cogent Partners Europe LLP, Greenhill & Co., Inc., and the Sellers and Seller Representative Named Herein

2.2
Amendment No. 1 to Unit Purchase Agreement dated as of March 31, 2015 by and among Cogent Partners, LP, CP Cogent Securities LP, Cogent Partners Europe LLP, Greenhill & Co., Inc. and the Seller Representative as defined in the Unit Purchase Agreement

10.1	Loan Agreement (Term Loan) dated as of April 1, 2015 by and between Greenhill & Co., Inc. and First Republic Bank
10.2	Security Agreement (LLC Distributions) dated as of April 1, 2015 by and between Greenhill & Co., Inc. and First Republic Bank
10.3	Renewal and Modification Agreement dated as of April 1, 2015 by and between Greenhill & Co., Inc. and First Republic Bank
99.1	Press Release of Greenhill & Co., Inc. dated April 1, 2015.